                                  EXHIBIT 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report on Form 10-Q of Premier Bancorp, Inc. ("PBI") for the period ended March 31, 2003, as filed with the Securities and Exchange Commission (the "report"), I, John C. Soffronoff, President and Chief Executive Officer of PBI, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. To my knowledge, the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of PBI as of and for the period covered by the report.


Date:  May 14, 2003                 By:  /s/ John C. Soffronoff
                                         -----------------------
                                         John C. Soffronoff
                                         President, Chief Executive Officer,
                                         Director (Principal Executive Officer)